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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report on Form 10-K of Network Engines, Inc. (the "Company") for the fiscal year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gregory A. Shortell, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

        (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2008	/s/ Gregory A. Shortell Gregory A. Shortell Chief Executive Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002